UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2009

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On November 18, 2009, Behringer Harvard REIT I, Inc. (the “Company”) began distribution of its 2009 Third Quarter Report Summary.  A copy of the 2009 Third Quarter Report Summary, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

On November 18, 2009, the Company will hold a conference call for financial advisors to review third quarter 2009 financial results and highlight portfolio performance. A copy of the script for that call, appearing as Exhibit 99.2, and a copy of the presentation materials to be used during that call, appearing as Exhibit 99.3, are furnished and not filed pursuant to Regulation FD.

The script and presentation materials include information about Funds from Operations (“FFO”), Modified Funds from Operations (“MFFO”) and Same Store Sales.  FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate assets.  MFFO excludes impairment charges, adjustments to fair value for derivatives not qualifying for hedge accounting and acquisition-related costs that were required to be expensed effective January 1, 2009 in connection with the adoption of FAS 141R.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient.

Accordingly, we believe that FFO is helpful to stockholders and our management as a measure of operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which is not immediately apparent from net income.  We believe that MFFO is helpful to stockholders and our management as a measure of operating performance because it excludes charges that management considers more reflective of investing activities or non-operating valuation changes.  By providing FFO and MFFO, we present information that reflects how our management analyzes our long-term operating activities.  We believe fluctuations in MFFO are indicative of changes in operating activities and provide comparability in evaluating our performance over time and as compared to other real estate companies that may not be affected by impairments or have derivatives or acquisition activities.  The following table presents our calculation of FFO and MFFO for the three and nine months ended September 30, 2009 and 2008 (in thousands, except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Net loss	$(47,173)	$(19,079)	$(339,117)	$(87,082)
Net loss attributable to noncontrolling interest	171	247	5,669	767

Adjustments:
Real estate depreciation and amortization from consolidated properties	65,431	68,035	208,063	206,269
Real estate depreciation and amortization from unconsolidated properties (1)	1,809	3,819	5,336	12,061
Gain on sale of depreciable real estate (2)	—	(13,779)	—	(21,113)
Noncontrolling interest share of above adjustments(3)	(428)	(505)	(1,687)	(1,632)
Funds from operations (FFO)	$19,810	$38,738	$(121,736)	$109,270

Impairment charges	7,742	—	200,841	—
Fair value adjustments to derivatives	188	—	190	—
Acqusition-related costs	—	—	—	—
Noncontrolling interest share of above adjustments(4)	(12)	—	(4,495)	—
Modified funds from operations (MFFO)	$27,728	$38,738	$74,800	$109,270

Weighted average shares	292,085	245,832	291,517	226,829

MFFO per share	$0.09	$0.16	$0.26	$0.48

(1)          This represents our share of depreciation and amortization expense of the properties which we account for under the equity method of accounting.  The expenses of our unconsolidated interests are reflected in our equity in earnings of investments.

(2)          Reflects the gain on sale of 9100 Mineral Circle (sold in February 2008), Enclave on the Lake (sold in July 2008) and 2383 Utah (sold in August 2008.)

(3)          Reflects an adjustment for the noncontrolling third-party partners’ proportionate share of the real estate depreciation and amortization, an adjustment for the limited partnership unit holders’ proportionate share of the real estate depreciation and amortization and gain on sale of 9100 Mineral Circle, Enclave on the Lake and 2383 Utah.

(4)          Reflects an adjustment for the noncontrolling third-party partners’ proportionate share of asset impairment losses and an adjustment for the limited partnership unit holders’ proportionate share of the asset impairment losses and fair value adjustments to derivatives.

We define net operating income (“NOI”) as rental revenue, less property operating expenses, real estate taxes and property management fees.   We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not associated with management of the properties, such as general and administrative expenses, asset management fees and interest expense.  We define same store NOI as NOI less lease termination fee income and non-cash revenue items including straight-line rent adjustments and the amortization of above and below market rent.  Now that we have sufficient history with our portfolio, we view same store NOI both year over year and quarter over quarter as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.  The following table presents our calculations of same store NOI for the three months ended September 30, 2009 and 2008 and June 30, 2009 (in thousands, except property count):

	Three Months Ended				Three Months Ended
Same store:	30-Sep-09	30-Sep-08	Variance		30-Sep-09	30-Jun-09	Variance
Revenues:
Rental income	$138,617	$155,817	$(17,200)		$146,303	$150,172	$(3,869)
Less:
Straight-line rent adjustment	3,672	6,923	(3,251)		4,096	3,894	202
Above/below market rent & lease incentives	2,291	3,647	(1,356)		2,516	2,873	(357)
Lease termination fees	130	12,204	(12,074)		130	1,763	(1,633)
	132,524	133,043	(519)	-0.4%	139,561	141,642	(2,081)	-1.5%

Expenses:
Property related expenses	40,465	41,683	(1,218)	-2.9%	43,005	42,086	919	2.2%
Bad debt expense	(357)	1,089	(1,446)	-132.8%	(195)	4,821	(5,016)	-104.0%
Real estate taxes	20,804	18,106	2,698	14.9%	22,233	22,330	(97)	-0.4%
Property management fees	4,116	4,241	(125)	-2.9%	4,208	4,305	(97)	-2.3%

	65,028	65,119	(91)	-0.1%	69,251	73,542	(4,291)	-5.8%

	$67,496	$67,924	$(428)	-0.6%	$70,310	$68,100	$2,210	3.2%

Leased at period end	86%	91%			85%	86%

Consolidated Properties	67				71
Square Feet	22,254				23,667

The following table presents our calculations of same store NOI for the nine months ended September 30, 2009 and 2008 (in thousands, except property count):

	Nine Months Ended
Same store:	30-Sep-09	30-Sep-08	Variance
Revenues:
Rental income	$412,530	$444,236	$(31,706)
Less:
Straight-line rent adjustment	13,654	21,366	(7,712)
Above/below market rent & lease incentives	7,952	10,996	(3,044)
Lease termination fees	3,937	25,945	(22,008)
	386,987	385,929	1,058	0.3%

Expenses:
Property related expenses	116,779	116,341	438	0.4%
Bad debt expense	5,015	1,237	3,778	305.4%
Real estate taxes	61,389	56,300	5,089	9.0%
Property management fees	12,266	12,722	(456)	-3.6%

	195,449	186,600	8,849	4.7%

	$191,538	$199,329	$(7,791)	-3.9%

Leased at period end	86%	91%

Consolidated Properties	65
Square Feet	21,501

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1	2009 Third Quarter Report Summary.

99.2	Script.

99.3	Behringer Harvard REIT I, Inc. Quarterly Update for the quarter ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: November 18, 2009	By:	/s/ Michael A. Ernst
Michael A. Ernst
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	2009 Third Quarter Report Summary.

99.2	Script.

99.3	Behringer Harvard REIT I, Inc. Quarterly Update for the quarter ended September 30, 2009.